Exhibit 10.2

TURO INC.1

2010 EQUITY INCENTIVE PLAN

As Adopted on December 14, 2010

As Amended on June 16, 2011

As Amended on September 15, 2011

As Amended on September 10, 2013

As Amended on June 9, 2014

As Amended on August 16, 2015

As Amended on July 3, 2017

As Amended on February 26, 2018

As Amended on August 27, 2018

As Amended on March 18, 2019

As Amended on July 15, 2019

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries by offering eligible persons an opportunity to participate in the Company’s future performance through the grant of Awards covering Shares. Capitalized terms not defined in the text are defined in Section 14 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 11 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be Forty Five Million Four Hundred Seventy Thousand Two Hundred Eighty Six (45,470,286) Shares. Subject to Sections 2.2, 4.10 and 11 hereof, Shares subject to Awards that are cancelled, forfeited, settled in cash or that expire by their terms will again be available for grant and issuance in connection with other Awards. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

2.2 Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARS, and (c) the Purchase Prices of and/or number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option or SAR may not be decreased to below the par value of the Shares.

3. PLAN FOR BENEFIT OF SERVICE PROVIDERS

[1]	The Company changed its name from RelayRides, Inc. to Turo Inc. effective on March 29, 2016.

3.1 Eligibility. The Committee will have the authority to select persons to receive Awards. ISOs (as defined in Section 4 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 4 hereof) and all other types of Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction when Rule 701 is to apply to the Award granted for such services. A person may be granted more than one Award under this Plan.

3.2 No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant’s employment or other relationship at any time, with or without Cause.

4. OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following.

4.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

4.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

4.3 Exercise Period. Options may be exercisable immediately but subject to repurchase pursuant to Section 10 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that (a) no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and (b) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per Share unless expressly determined in writing by the Committee on the Option’s date of grant; provided that the Exercise Price of an ISO granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 hereof.

4.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in the form specified by the Committee (which may be in an electronic or written form and which need not be the same for each Participant). The Exercise Agreement will state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (c) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Each Participant’s Exercise Agreement may be modified by (i) agreement of Participant and the Company or (ii) substitution by the Company, upon becoming a public company, in order to add the payment terms set forth in Section 8.1 that apply to a public company and such other terms as shall be necessary or advisable in order to exercise a public company option. Upon exercise of an Option, Participant shall execute and deliver to the Company the Exercise Agreement then in effect, together with payment in full of the Exercise Price for the number of Shares being purchased and payment of any applicable taxes.

4.6 Termination. Subject to earlier termination pursuant to Sections 11 and 13.1 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following terms and conditions.

4.6.1 Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

4.6.2 Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

4.6.3 For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

4.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

4.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 13.1 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

4.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 4.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 4.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price will not be reduced below the par value of the Shares, if any.

4.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed Two Hundred Eighty Million Six Hundred Eighty Seven Thousand Two Hundred Ninety (280,687,290) Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

5. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following terms and conditions.

5.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person in electronic or written form. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

5.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 8 hereof.

5.3 Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Sections 9 and 10 hereof or, with respect to a Restricted Stock Award to which Section 25102(o) is to apply, such other restrictions not inconsistent with Section 25102(o).

6. RESTRICTED STOCK UNITS.

6.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. No Purchase Price shall apply to an RSU settled in Shares other than the payment of the aggregate par value of all Shares issuable upon such settlement. All grants of Restricted Stock Units will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

6.2 Form and Timing of Settlement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Committee determines.

7. STOCK APPRECIATION RIGHTS.

7.1 Awards of SARs. Stock Appreciation Rights (“SARs”) may be settled in cash, or Shares (which may consist of Restricted Stock or RSUs), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled. All grants of SARs made pursuant to this Plan will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

7.2 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The Award Agreement shall set forth the Expiration Date; provided that no SAR will be exercisable after the expiration of ten years from the date the SAR is granted.

7.3 Exercise Price. The Committee will determine the Exercise Price of the SAR when the SAR is granted, and which may not be less than the Fair Market Value on the date of grant and may be settled in cash or in Shares.

7.4 Termination. Subject to earlier termination pursuant to Sections 11 and 13.1 hereof and notwithstanding the exercise periods set forth in the Award Agreement, exercise of SARs will always be subject to the following terms and conditions.

7.4.1 Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s SARs only to the extent that such SARs are exercisable as to vested Shares upon the Termination Date or as otherwise determined by the Committee. SARs must be exercised by the Participant, if at all, as to all or some of the vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee) but in any event, no later than the expiration date of the SARs.

7.4.2 Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s SARs may be exercised only to the extent that such SARs are exercisable as to vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such SARs must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee) but in any event no later than the expiration date of the SARs.

7.4.3 For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s SARs, but not to an extent greater than such SARs are exercisable as to vested Shares upon the Termination Date and Participant’s SARs shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

8. PAYMENT FOR PURCHASES AND EXERCISES.

8.1 Payment in General. Payment for Shares acquired pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company owed to the Participant;

(b) by surrender of shares of the Company that are clear of all liens, claims, encumbrances or security interests and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Participant in the public market;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the laws under which the Company is then incorporated or organized;

(d) by waiver of compensation due or accrued to the Participant from the Company for services rendered;

(e) by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(f) subject to compliance with applicable law and solely in the discretion of the Committee, by exercising as set forth below, provided that a public market for the Company’s Common Stock exists:

(i) through a “same day sale” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or

(ii) through a “margin” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to pledge the Shares so purchased to the broker-dealer in a margin account as security for a loan from the broker-dealer in the amount of the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or

(g) by any combination of the foregoing or any other method of payment approved by the Committee.

8.2 Withholding Taxes.

8.2.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable tax withholding requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy applicable tax withholding requirements.

8.2.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum tax withholding obligation by electing to have the Company withhold from the Shares to be issued up to the minimum number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the minimum amount to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. Any elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9. RESTRICTIONS ON AWARDS.

9.1 Transferability. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family member” as that term is defined in Rule 701, and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The terms of an Option shall be binding upon the executor, administrator, successors and assigns of the Participant who is a party thereto.

9.2 Securities Law and Other Regulatory Compliance. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award to which Section 25102(o) will not apply. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure so do.

9.3 Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

10. RESTRICTIONS ON SHARES.

10.1 Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased as described in this Section 10.

10.2 Rights of First Refusal and Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act and (b) a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.

10.3 Escrow; Pledge of Shares To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificate. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

10.4 Securities Law Restrictions. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

11. CORPORATE TRANSACTIONS.

11.1 Assumption or Replacement of Awards by Successor or Acquiring Entity. If an Acquisition or Other Combination shall occur, then any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring entity (if any) of such Acquisition or Other Combination (or by any of its Parents, if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, any successor or acquiring entity in such Acquisition or Other Combination (or any of its Parents, if any) may substitute equivalent awards for outstanding Awards or provide substantially similar consideration to Participants in respect of their outstanding Awards as was provided to stockholders of the Company in such Acquisition or Other Combination after taking into account the existing provisions of the outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code). Any successor or acquiring entity in such Acquisition or Other Combination (or any of its Parents, if any) may also substitute by issuing, in place of any Award of outstanding Shares of the Company held by a Participant, substantially similar shares of stock or other property subject to repurchase restrictions and other provisions no less favorable to such Participant than those that applied to such outstanding Shares immediately prior to such Acquisition or Other Combination.

11.2 Awards Not Assumed or Replaced in an Acquisition. If, in the event of an Acquisition, neither the successor or acquiring entity (if any) nor any Parent (if any) of such successor or acquiring entity assumes, converts, replaces or substitutes outstanding Awards as provided above in Section 11.1, then notwithstanding any other provision in this Plan to the contrary, and unless otherwise approved by the Committee or otherwise required by the terms of any Award Agreement or any separate written agreement governing such Award that has been approved by the Board, each such Award that has not already terminated in accordance with the Plan or the applicable Award Agreement shall terminate, without accelerating vesting, immediately prior to the consummation of such Acquisition (or if such Acquisition is an Acquisition by Sale of Assets, immediately prior to the Company’s distribution of any funds or assets to the Company’s stockholders following such Acquisition by Sale of Assets) at such times and upon such conditions as the Committee may determine.

11.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (a) granting an Award under this Plan in substitution of such other entity’s award or (b) assuming and/or converting such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other entity had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another entity, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option or SAR rather than assuming an existing option or stock appreciation right, such new Option or SAR may be granted with a similarly adjusted Exercise Price.

12. ADMINISTRATION.

12.1 Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan;

(c) approve persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards granted under this Plan;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g) grant waivers of any conditions of this Plan or any Award;

(h) determine the terms of vesting, exercisability and payment of Awards to be granted pursuant to this Plan;

(i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(j) determine whether an Award has been earned;

(k) extend the vesting period beyond a Participant’s Termination Date; and

(l) make all other determinations necessary or advisable in connection with the administration of this Plan.

12.2 Committee Composition and Discretion. The Board may delegate full administrative authority over the Plan and Awards to a Committee consisting of at least one member of the Board (or such greater number as may then be required by applicable law). Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (a) at the time of grant of the Award, or (b) subject to Section 4.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided that each such officer is a member of the Board.

12.3 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.4 Governing Law. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

13. EFFECTIVENESS, AMENDMENT AND TERMINATION OF THE PLAN.

13.1 Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option or SAR may be exercised prior to initial stockholder approval of this Plan; (b) no Option or SAR granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards for which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply shall be canceled, any Shares issued pursuant to any such Award shall be canceled and any purchase of such Shares issued hereunder shall be rescinded; and (d) Awards (to which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply) granted pursuant to an increase in the number of Shares approved by the Board which increase is not approved by stockholders within the time then required under Section 25102(o) shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

13.2 Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, ten (10) years from the date of stockholder approval.

13.3 Amendment or Termination of Plan. Subject to Section 4.9 hereof, the Board may at any time (a) terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan and (b) terminate any and all outstanding Options or SARs upon a dissolution or liquidation of the Company, followed by the payment of creditors and the distribution of any remaining funds to the Company’s stockholders; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) or pursuant to the Code or the regulations promulgated under the Code as such provisions apply to ISO plans.

14. DEFINITIONS. For all purposes of this Plan, the following terms will have the following meanings.

“Acquisition,” for purposes of Section 11, means:

(a) any consolidation or merger in which the Company is a constituent entity or is a party in which the voting stock and other voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger represent, or are converted into, securities of the surviving entity of such consolidation or merger (or of any Parent of such surviving entity) that, immediately after the consummation of such consolidation or merger, together possess less than fifty percent (50%) of the total voting power of all voting securities of such surviving entity (or of any of its Parents, if any) that are outstanding immediately after the consummation of such consolidation or merger;

(b) a sale or other transfer by the holders thereof of outstanding voting stock and/or other voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company, whether in one transaction or in a series of related transactions, pursuant to an agreement or agreements to which the Company is a party and that has been approved by the Board, and pursuant to which such outstanding voting securities are sold or transferred to a single person or entity, to one or more persons or entities who are Affiliates of each other, or to one or more persons or entities acting in concert; or

(c) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company and/or any Subsidiary or Subsidiaries of the Company, of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, (or, if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries of the Company), except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company (an “Acquisition by Sale of Assets”).

“Affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified (where, for purposes of this definition, the term “control” (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

“Award” means any award pursuant to the terms and conditions of this Plan, including any Option, Restricted Stock Unit, Stock Appreciation Right or Restricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award as approved by the Committee.

“Board” means the Board of Directors of the Company.

“Cause” means Termination because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the

Company and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (d) Participant’s disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.

“Company” means Turo Inc., or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exercise Price” means the price per Share at which a holder of an Option may purchase Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(b) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or

(c) if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 4 of this Plan.

“Other Combination” for purposes of Section 11 means any (a) consolidation or merger in which the Company is a constituent entity and is not the surviving entity of such consolidation or merger or (b) any conversion of the Company into another form of entity; provided that such consolidation, merger or conversion does not constitute an Acquisition.

“Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interests that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests).

“Participant” means a person who receives an Award under this Plan.

“Plan” means this 2010 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock pursuant to this Plan.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award under this Plan.

“Restricted Stock Award” means an award of Shares pursuant to Section 5 hereof.

“Restricted Stock Unit” or “RSU” means an award made pursuant to Section 6 hereof.

“Rule 701” means Rule 701 et seq promulgated by the Commission under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Section 25102(o)” means Section 25102(o) of the California Corporations Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock, $0.001 par value per share, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 11 hereof, and any successor security.

“Stock Appreciation Right” or “SAR” means an award granted pursuant to Section 7 hereof.

“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock or other equity securities representing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity securities in one of the other entities in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing. In the case of any Participant on sick leave, military leave or an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement for an Award.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

* * * * * * * * * * *

NO. (see eShares/Carta)

TURO INC.

2010 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(Option Vests)

This Stock Option Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Turo, Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2010 Equity Incentive Plan, as amended from time to time (the “Plan”).

Participant’s Name	Total Option Shares	Exercise Price Per Share	Date of Grant	First Vesting Date	Expiration Date
see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta

Type of Stock Option (see eShares/Carta): [ ] Incentive Stock Option [ ] Nonqualified Stock Option

1. GRANT OF OPTION. The Company hereby grants to Participant an option (this “Option”) to purchase the total number of shares of Common Stock, $0.001 par value per share, of the Company set forth above as Total Option Shares (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, except that if on the Date of Grant the Participant is not subject to U.S. income tax, then this Option shall be a NQSO. This Option is not transferable.

2. EXERCISE PERIOD. Only Vested Shares may be purchased pursuant to the Exercise Agreement. Shares that are vested pursuant to the schedule set forth in eShares/Carta are “Vested Shares”. Shares that are not vested pursuant to such schedule are “Unvested Shares.” See eShares/Carta for vesting schedule, which will remain in effect until (a) all of the Shares are vested, (b) the Termination Date or (c) vesting otherwise terminates pursuant to this Agreement or the Plan. If application of the vesting schedule in eShares/Carta causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become vested for the full remainder of the Shares. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 4 below in accordance with Section 4.6 of the Plan.

3. MANNER OF EXERCISE. To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Agreement in the form attached hereto as Exhibit A (the “Exercise Agreement”). In the event Participant’s exercise of this Option results in Participant holding Shares constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged) (a “1% Holder”), then Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must also deliver to the Company (i) an executed signature page to the Right of First Refusal and Co-Sale Agreement (the “Right of First Refusal and Co-Sale Agreement”) in the form attached to the Stock Option Exercise Agreement as Exhibit 3 and (ii) an executed Adoption Agreement to the Voting Agreement (the “Voting Agreement”) in the form attached to the Stock Option Exercise Agreement as Exhibit 4, or each in such other form as may be approved by the Committee from time to time. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant. The Option may not be exercised unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

4. TERMINATION.

4.1 Termination for Any Reason Except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond three (3) months after the Termination Date will be deemed the exercise of an NQSO.

4.2 Termination Because of Death or Disability. If Participant is Terminated because of Participant’s death or Disability (or Participant dies within three (3) months after Termination when Termination is for any reason other than Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (b) twelve (12) months after the Termination Date when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, will be deemed to be the exercise of an NQSO.

4.3 Termination for Cause. If the Participant is terminated for Cause, Participant’s Options shall expire on the Termination Date, or at such later time and on such conditions as are determined by the Committee.

5. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, this Agreement and the Exercise Agreement are intended to comply with Section 25102(o) and any regulations relating thereto. Any provision of this Agreement or the Exercise Agreement that is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply therewith.

6. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement, the Exercise Agreement, the Plan, and, if the Participant is a 1% Holder, the Right of First Refusal and Co-Sale Agreement and the Voting Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

7. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan, this Agreement and the Exercise Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of therein. The Exercise Price has been determined by the Committee based upon the best evidence available to the Committee and is

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intended to equal the Fair Market Value of the Shares as of the date of grant, or in some cases 110% of Fair Market Value, as required by the Code. However, the tax treatment of this Option is not guaranteed. Neither the Company, the Committee nor any of their designees shall be liable for any taxes, penalties or other monetary amounts owed by any Participant, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, any Award, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority. By accepting this Option, Participant acknowledges and agrees to the foregoing. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

8. EXECUTION. This Agreement and the Exercise Agreement may be entered into in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. This Agreement and the Exercise Agreement may be executed and delivered by facsimile and, upon such delivery, the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed by its duly authorized representative and Participant has executed this Stock Option Agreement, effective as of the Date of Grant.

TURO INC.	PARTICIPANT

By: see eShares/Carta	see eShares/Carta
(Signature)

see eShares/Carta	see eShares/Carta
(Please print name and title)	(Please print name)
Address:	Address: see eShares/Carta see eShares/Carta

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EXHIBIT A

FORM OF STOCK OPTION EXERCISE AGREEMENT

No. (see eShares/Carta)

TURO INC.

2010 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

This Stock Option Exercise Agreement (the “Exercise Agreement”) is made and entered into as of (see eShares/Carta) by and between Turo Inc., a Delaware corporation (the “Company”), and the purchaser named below (the “Purchaser”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2010 Equity Incentive Plan, as amended from time to time (the “Plan”).

Name of Purchaser	Social Security Number	Total Number of Shares	Exercise Price Per Share	Date of Grant	ISO/ NQSO
see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta

1. EXERCISE OF OPTION.

1.1 Agreement to Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the “Shares”) of the Company’s Common Stock, $0.001 par value per share, at the Exercise Price Per Share set forth above (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

1.2 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Plan as follows (check and complete as appropriate):

[X]	in cash (by check) in the amount of (see eShares/Carta), receipt of which is acknowledged by the Company.

[	] by cancellation of indebtedness of the Company currently owed to Purchaser in the amount of $_______________.

[	] by the waiver hereby of compensation due or accrued for services previously rendered to the Company in the amount of $_________.

[

] provided that a public market for the Company’s stock exists and subject to compliance with applicable law and solely in the discretion of the Committee: (a) through a “same day sale” commitment from Purchaser and broker-dealer whereby Purchaser irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (b) through a “margin” commitment from Purchaser and a broker-dealer whereby Purchaser irrevocably elects to exercise the Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the broker-dealer in the amount of the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

2. DELIVERIES.

2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company at its principal executive offices, Attn: President: (a) this completed and executed Exercise Agreement, (b) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto, both executed by Purchaser and Purchaser’s spouse, if any (the “Stock Powers”), (c) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto, executed by Purchaser’s spouse (the “Spouse Consent”), (d) if Purchaser is a 1% Holder (as defined below), an executed signature page to the Right of First Refusal and Co-Sale Agreement, dated as of December 14, 2010, as it may be amended from time to time (the “Co-Sale Agreement”), in the form of Exhibit 3 attached hereto, (e) if Purchaser is a 1% Holder, the completed and executed Adoption Agreement to the Voting Agreement, dated as of December 14, 2010, as it may be amended from time to time (the “Voting Agreement”), in the form of Exhibit 4 attached hereto (the “Voting Agreement Adoption”) and (f) the Exercise Price and payment or other provision for any applicable tax obligations (if paid by check, a copy of such check shall be attached hereto as Exhibit 5). For purposes of this Exercise Agreement, Purchaser shall be a “1% Holder” if Purchaser holds equity, or, by reason of Purchaser’s exercise of the Option, will hold equity, constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged).

2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser or, if applicable, Purchaser’s estate, to be placed in escrow as provided in Section 7.2 of this Exercise Agreement and in the Co-Sale Agreement, until the expiration or termination of (a) the Company’s right of first refusal described in Section 5 of this Exercise Agreement and in the Co-Sale Agreement and (b) the Investors’ (as defined in the Co-Sale Agreement) secondary right of first refusal (the “Secondary Refusal Right”) described in the Co-Sale Agreement.

2.3 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Purchaser must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Purchaser may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Purchaser by deducting the Shares retained from the Shares issuable upon exercise.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company as follows.

3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

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3.2 Shares Not Registered or Qualified. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act, or with any securities regulatory agency administering any state securities laws, and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

3.3 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

3.4 SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 4 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144 which permits certain limited sales of unregistered securities. Rule 144 is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that use of a promissory note as payment for the Shares may not be deemed to be “full payment of the purchase price” within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

4. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Further, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news, or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, if required by the underwriters or the Company, the restrictions imposed by this Section 4 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred fifteen (215) days after the effective date of the registration statement. For purposes of this Section 4, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing and that such underwriters are express third party beneficiaries of this Section 4.

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5. COMPANY’S REFUSAL RIGHT. Before any Shares held by Purchaser or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Refusal Right”).

5.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (a) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Refusal Right at the Offered Price as provided for in this Exercise Agreement.

5.2 Exercise of Refusal Right. At any time within thirty (30) days after the date the Notice is effective pursuant to Section 9.2, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

5.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

5.4 Payment. The purchase price for the Offered Shares will be paid, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

5.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the right of first refusal before any Shares held by the Holder may be sold or otherwise transferred.

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5.6 Exempt Transfers. Notwithstanding the foregoing, the following transfers of Shares will be exempt from the Refusal Right: (a) the transfer of any or all of the Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee agrees in a writing satisfactory to the Company that the provisions of this Section 5 will continue to apply to the transferred Shares in the hands of such transferee; (b) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities (except that, subject to Section 5.7, unless the agreement of merger or consolidation expressly otherwise provides, the Refusal Right will continue to apply thereafter to such Shares, in which case the surviving entity of such merger or consolidation shall succeed to the rights of the Company under this Section 5); or (c) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse or spousal equivalent, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse or spousal equivalent, or the spouse of any of the above. A person registered with the state of his or her residence as a same-sex domestic partner or a person deemed to be a spousal equivalent for whom the following circumstances are true: (a) irrespective of whether or not the Purchaser and the spousal equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (b) they intend to remain so indefinitely, (c) neither are married to anyone else, (d) both are at least 18 years of age and mentally competent to consent to contract, (e) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (f) they are jointly responsible for each other’s common welfare and financial obligations, and (g) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

5.7 Termination of Refusal Right. The Refusal Right will terminate as to all Shares (a) on the effective date of the first sale of Common Stock of the Company to the public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (b) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities if the common stock of the surviving entity or any direct or indirect parent entity thereof is registered under the Securities Exchange Act of 1934, as amended.

6. ADOPTION OF PREEXISTING FINANCING AGREEMENTS

6.1 Purchaser agrees, as a condition to the receipt of the Shares upon exercise of the Option, to execute and deliver the signature page to the Co-Sale Agreement, as a result of which the Purchaser shall become a party to and become bound by the Co-Sale Agreement as a Key Holder (as defined therein), until the termination of such Co-Sale Agreement in accordance with its terms; provided, however, that Purchaser is not required to comply with this Section 6.1 if Purchaser is not a 1% Holder.

6.2 Purchaser agrees, as a condition to the receipt of the Shares upon exercise of the Option, to execute and deliver the Voting Agreement Adoption, as a result of which the Purchaser shall become a party to and become bound by the Voting Agreement as a Key Holder (as defined therein) or Stockholder (as defined therein), until the termination of such Voting Agreement in accordance with its terms; provided, however, that Purchaser is not required to comply with this Section 6.2 if Purchaser is not a 1% Holder.

7. ADDITIONAL RESTRICTIONS UPON SHARE OWNERSHIP OR TRANSFER.

7.1 Rights as a Stockholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Refusal Right or the Investors exercise their Secondary Refusal Right. Upon exercise of the Refusal Right or Secondary Refusal Right, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

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7.2 Escrow. As security for Purchaser’s faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date, name of transferee, stock certificate number and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other person or entity) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of the Refusal Right or the Secondary Refusal Right.

7.3 Encumbrances on Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (a) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (b) the provisions of this Section will continue to apply to such Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

7.4 Restrictions on Transfers. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares, including but not limited to the Refusal Right, the Market Standoff and the Secondary Refusal Right; and

(c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any state securities laws, and (ii) all appropriate actions necessary for compliance with the registration and qualification requirements of the Securities Act and any state securities laws, or of any exemption from registration or qualification, available thereunder (including Rule 144) have been taken.

Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to the Company’s Refusal Right granted in Section 5 hereof, the market stand-off provisions of Section 4 hereof and the terms of the Co-Sale Agreement and the Voting Agreement, to the same extent such Shares would be so subject if retained by the Purchaser.

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7.5 Restrictive Legends and Stop-Transfer Orders. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by applicable laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE REFUSAL RIGHT HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF AGREEMENT, AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE REFUSAL RIGHT AND THE MARKET STANDOFF ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE TRANSFER OF THE SHARES REPRESENTED HEREBY, AS WELL AS THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF BOTH SUCH AGREEMENTS. A COPY OF SUCH RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT AND VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

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8. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT: (a) PURCHASER HAS CONSULTED WITH ANY TAX ADVISER WHO PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

8.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is a current or former employee of the Company, the Company may be required to withhold from Purchaser’s compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

8.3.1 Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. Federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

8.3.2 Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

8.3.3 Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

8.4 Notice of Disqualifying Disposition of ISO Shares. If the Option is an ISO, and if Purchaser sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Purchaser upon exercise of the Option, Purchaser shall immediately notify the Company in writing of such disposition. Purchaser agrees that Purchaser may be subject to income tax withholding by the Company on the compensation income recognized by Purchaser from the early disposition by payment in cash or out of the current wages or other compensation payable to Purchaser.

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9. GENERAL PROVSIONS.

9.1 Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Refusal Right. Neither Purchaser, nor any of Purchaser’s successors and assigns, may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

9.2 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Exercise Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Exercise Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person; (b) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (c) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Exercise Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: President.”

9.3 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

9.4 Entire Agreement. The Plan, the Stock Option Agreement, the Exercise Agreement, and, if the Purchaser is a 1% Holder, the Co-Sale Agreement and the Voting Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

9.5 Severability. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

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THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the Company has caused this Stock Option Exercise Agreement to be executed by its duly authorized representative, and Purchaser has executed this Stock Option Exercise Agreement, as of the date first set forth above.

TURO INC.	PARTICIPANT

By: see eShares/Carta	see eShares/Carta
(Signature)

see eShares/Carta	see eShares/Carta
(Please print name and title)	(Please print name)
Address:	Address: see eShares/Carta see eShares/Carta

List of Exhibits:

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:	Spouse Consent
Exhibit 3:	Signature Page to the Right of First Refusal and Co-Sale Agreement
Exhibit 4:	Adoption Agreement to the Voting Agreement
Exhibit 5:	Copy of Purchaser’s Check

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EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of ________________, _______, (the “Agreement”), the undersigned hereby sells, assigns and transfers unto _________________________________, __________shares of the Common Stock, $0.001 par value per share, of Turo Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: _______________, _____

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Refusal Right” set forth in the Exercise Agreement and/or to enable the Investors to acquire the shares and to exercise their Secondary Refusal Right without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse, if any.

EXHIBIT 2

SPOUSE CONSENT

SPOUSE CONSENT

The undersigned spouse of ___________________________ (the “Purchaser”) has read, understands, and hereby approves the Stock Option Exercise Agreement (the “Agreement”) between Purchaser and Turo Inc., a Delaware corporation (the “Company”). In consideration of the Company granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

❒ Check this box, if Purchaser is not married.

Signature of Purchaser

EXHIBIT 3

SIGNATURE PAGE TO THE RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDER:

Signature:

Name:

EXHIBIT 4

ADOPTION AGREEMENT TO THE VOTING AGREEMENT

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on ___________________, 20___, by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of December 14, 2010, as it may be amended from time to time (the “Voting Agreement”), by and among the Turo Inc. and certain of its Stockholders, as such Voting Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Voting Agreement.

By the execution of this Adoption Agreement, the Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) or options, warrants or other rights to purchase such Stock (the “Options”), for one of the following reasons (Check the correct box):

☐

as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐

as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☑

in accordance with Section 7.1 of the Agreement, as a new party to the Agreement, in which case upon execution of this Adoption Agreement, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

By:	TURO INC.
(Signature)

Address:	By:

Name:

Title:

EXHIBIT 5

COPY OF PURCHASER’S CHECK

NO. (see eShares/Carta)

TURO INC.

2010 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(Immediately Exercisable / Shares Subject to Repurchase)

This Stock Option Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Turo Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2010 Equity Incentive Plan, as amended from time to time (the “Plan”).

Participant’s Name	Total Option Shares	Exercise Price Per Share	Date of Grant	First Vesting Date	Expiration Date
see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta

Type of Stock Option (see eShares/Carta): [ ] Incentive Stock Option [ ] Nonqualified Stock Option

1. GRANT OF OPTION. The Company hereby grants to Participant an option (this “Option”) to purchase the total number of shares of Common Stock, $0.001 par value per share, of the Company set forth above as Total Option Shares (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, except that if on the Date of Grant the Participant is not subject to U.S. income tax, then this Option shall be a NQSO. This Option is not transferable.

2. EXERCISE PERIOD. Only Vested Shares may be purchased pursuant to the Exercise Agreement. Shares that are vested pursuant to the schedule set forth in eShares/Carta are “Vested Shares”. Shares that are not vested pursuant to such schedule are “Unvested Shares.” See eShares/Carta for vesting schedule, which will remain in effect until (a) all of the Shares are vested, (b) the Termination Date or (c) vesting otherwise terminates pursuant to this Agreement or the Plan. If application of the vesting schedule in eShares/Carta causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become vested for the full remainder of the Shares. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 4 below in accordance with Section 4.6 of the Plan.

3. MANNER OF EXERCISE. To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”). In the event Participant’s exercise of this Option results in Participant holding Shares constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged) (a “1% Holder”), then Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must also deliver to the

Company (i) an executed signature page to the Right of First Refusal and Co-Sale Agreement (the “Right of First Refusal and Co-Sale Agreement”) in the form attached to the Stock Option Exercise Agreement as Exhibit 3 and (ii) an executed Adoption Agreement to the Voting Agreement (the “Voting Agreement”) in the form attached to the Stock Option Exercise Agreement as Exhibit 4, or each in such other form as may be approved by the Committee from time to time. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant. The Option may not be exercised unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

4. TERMINATION.

4.1 Termination for Any Reason except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond three (3) months after the Termination Date will be deemed the exercise of an NQSO.

4.2 Termination Because of Death or Disability. If Participant is Terminated because of Participant’s death or Disability (or Participant dies within three (3) months after Termination when Termination is for any reason other than Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (b) twelve (12) months after the Termination Date when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, will be deemed to be the exercise of an NQSO.

4.3 Termination for Cause. If the Participant is terminated for Cause, Participant’s Options shall expire on the Termination Date, or at such later time and on such conditions as are determined by the Committee.

5. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, this Agreement and the Exercise Agreement are intended to comply with Section 25102(o) and any regulations relating thereto. Any provision of this Agreement or the Exercise Agreement that is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply therewith.

6. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement, the Exercise Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

7. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan, this Agreement and the Exercise Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of therein. The Exercise Price has been determined by the Committee based upon the best evidence available to the Committee and is intended to equal the Fair Market Value of the Shares as of the date of grant, or in some cases 110% of Fair Market Value, as required by the Code. However, the tax treatment of this Option is not guaranteed. Neither the Company, the Committee nor any of their designees shall be liable for any taxes, penalties or other monetary amounts owed by any Participant, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, any Award, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority. By accepting this Option, Participant acknowledges and agrees to the foregoing. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

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8. EXECUTION. This Agreement and the Exercise Agreement may be entered into in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. This Agreement and the Exercise Agreement may be executed and delivered by facsimile and, upon such delivery, the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed by its duly authorized representative and Participant has executed this Stock Option Agreement, effective as of the Date of Grant.

TURO INC.		PARTICIPANT

By:	see eShares/Carta	see eShares/Carta
(Signature)

see eShares/Carta		see eShares/Carta
(Please print name and title)		(Please print name)

Address:		Address: see eShares/Carta

see eShares/Carta

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EXHIBIT A

FORM OF STOCK OPTION EXERCISE AGREEMENT

No. (see eShares/Carta)

TURO INC.

2010 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

This Stock Option Exercise Agreement (the “Exercise Agreement”) is made and entered into as of (see eShares/Carta) by and between Turo Inc., a Delaware corporation (the “Company”), and the purchaser named below (the “Purchaser”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2010 Equity Incentive Plan, as amended from time to time (the “Plan”).

Name of Purchaser	Social Security Number	Total Number of Shares	Exercise Price Per Share	Date of Grant	ISO/ NQSO
see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta	see eShares/Carta

1. EXERCISE OF OPTION.

1.1 Agreement to Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the “Shares”) of the Company’s Common Stock, $0.001 par value per share, at the Exercise Price Per Share set forth above (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

1.2 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Plan as follows (check and complete as appropriate):

[X] in cash (by check) in the amount of (see eShares/Carta), receipt of which is acknowledged by the Company.

[ ] by cancellation of indebtedness of the Company currently owed to Purchaser in the amount of $_______________.

[ ] by the waiver hereby of compensation due or accrued for services previously rendered in the amount of $_________.

[ ]

provided that a public market for the Company’s stock exists and subject to compliance with applicable law and solely in the discretion of the Committee: (a) through a “same day sale” commitment from Purchaser and broker-dealer whereby Purchaser irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (b) through a “margin” commitment from Purchaser and a broker-dealer whereby Purchaser irrevocably elects to exercise the Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the broker-dealer in the amount of the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

2. DELIVERIES.

2.1 Documents and Payment to be Delivered by Purchaser. Purchaser hereby delivers to the Company at its principal executive offices, Attn: President: (a) this completed and signed Exercise Agreement, (b) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”), both executed by Purchaser and Purchaser’s spouse, if any, (c) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the “Spouse Consent”) executed by Purchaser’s spouse, (d) if Purchaser is a 1% Holder (as defined below), an executed signature page to the Right of First Refusal and Co-Sale Agreement, dated as of December 14, 2010, as it may be amended from time to time (the “Co-Sale Agreement”), in the form of Exhibit 3 attached hereto, (e) if Purchaser is a 1% Holder, the completed and executed Adoption Agreement to the Voting Agreement, dated as of December 14, 2010, as it may be amended from time to time (the “Voting Agreement”), in the form of Exhibit 4 attached hereto (the “Voting Agreement Adoption”) and (f) the Exercise Price and payment or other provision for any applicable tax obligations (if paid by check, a copy of such check shall be attached hereto as Exhibit 5). For purposes of this Exercise Agreement, Purchaser shall be a “1% Holder” if Purchaser holds equity, or, by reason of Purchaser’s exercise of the Option, will hold equity, constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged).

2.2 Documents to be Delivered by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, or, if applicable, Purchaser’s estate, to be placed in escrow as provided in Section 8.2 of this Exercise Agreement and in the Co-Sale Agreement, until the expiration or termination of (a) the Company’s Refusal Right and Repurchase Option described in Sections 5 and 6 of this Exercise Agreement and in the Co-Sale Agreement and (b) the Investors’ (as defined in the Co-Sale Agreement) secondary right of first refusal (the “Secondary Refusal Right”) described in the Co-Sale Agreement.

2.3 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Purchaser must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Purchaser may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Purchaser by deducting the Shares retained from the Shares issuable upon exercise.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company as follows:

3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

3.2 Shares Not Registered or Qualified. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act, or with any securities regulatory agency administering any state securities laws, and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

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3.3 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

3.4 SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 4 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144 which permits certain limited sales of unregistered securities. Rule 144 is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that use of a promissory note as payment for the Shares may not be deemed to be “full payment of the purchase price” within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

4. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Further, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news, or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, if required by the underwriters or the Company, the restrictions imposed by this Section 4 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred fifteen (215) days after the effective date of the registration statement. For purposes of this Section 4, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing and that such underwriters are express third party beneficiaries of this Section 4.

5. COMPANY’S REFUSAL RIGHT. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Refusal Right”).

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5.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (a) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Refusal Right at the Offered Price as provided for in this Exercise Agreement.

5.2 Exercise of Refusal Right. At any time within thirty (30) days after the date the Notice is effective pursuant to Section 10.2, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

5.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

5.4 Payment. The purchase price for the Offered Shares will be paid, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

5.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Refusal Right before any Shares held by the Holder may be sold or otherwise transferred.

5.6 Exempt Transfers. Notwithstanding the foregoing, the following transfers of Vested Shares will be exempt from the Refusal Right: (a) the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee; (b) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company

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with or into another entity or entities (except that, subject to Section 5.7, unless the agreement of merger or consolidation expressly otherwise provides, the Refusal Right will continue to apply thereafter to such Vested Shares, in which case the surviving entity of such merger or consolidation shall succeed to the rights of the Company under this Section); or (c) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse, or the spouse of any of the above. A person registered with the state of his or her residence as a same-sex domestic partner or a person deemed to be a spousal equivalent for whom the following circumstances are true: (a) irrespective of whether or not the Purchaser and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (b) they intend to remain so indefinitely, (c) neither are married to anyone else, (d) both are at least 18 years of age and mentally competent to consent to contract, (e) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (f) they are jointly responsible for each other’s common welfare and financial obligations, and (g) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

5.7 Termination of Refusal Right. The Refusal Right will terminate as to all Shares (a) on the effective date of the first sale of Common Stock of the Company to the public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (b) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities if the common stock of the surviving entity or any direct or indirect parent entity thereof is registered under the Securities Exchange Act of 1934, as amended.

6. COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Purchaser’s Unvested Shares (as defined in Section 2 of the Stock Option Agreement) on the terms and conditions set forth in this Section (the “Repurchase Option”) if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of Vested Shares that remain unexercised.

6.1 Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the “Termination Date”).

6.2 Exercise of Repurchase Option. At any time within ninety (90) days after the Purchaser’s Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser’s Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Purchaser’s Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option, specifying the number of Unvested Shares to be repurchased. Such Unvested Shares shall be repurchased at the lower of fair market value, as determined by the Board, or Purchaser’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”). The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by Purchaser to the Company and/or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in the first sentence of this Section 6.2.

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6.3 Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser’s employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

7. ADOPTION OF PREEXISTING FINANCING AGREEMENTS

7.1 Purchaser agrees, as a condition to the receipt of the Shares upon exercise of the Option, to execute and deliver the signature page to the Co-Sale Agreement, as a result of which the Purchaser shall become a party to and become bound by the Co-Sale Agreement as a Key Holder (as defined therein), until the termination of such Co-Sale Agreement in accordance with its terms; provided, however, that Purchaser is not required to comply with this Section 7.1 if Purchaser is not a 1% Holder.

7.2 Purchaser agrees, as a condition to the receipt of the Shares upon exercise of the Option, to execute and deliver the Voting Agreement Adoption, as a result of which the Purchaser shall become a party to and become bound by the Voting Agreement as a Key Holder (as defined therein) or Stockholder (as defined therein), until the termination of such Voting Agreement in accordance with its terms; provided, however, that Purchaser is not required to comply with this Section 7.2 if Purchaser is not a 1% Holder.

8. ADDITIONAL RESTRICTIONS UPON SHARE OWNERSHIP OR TRANSFER.

8.1 Rights as a Stockholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Refusal Right or the Repurchase Option. Upon an exercise of the Refusal Right or the Repurchase Option, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

8.2 Escrow. As security for Purchaser’s faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date, name of transferee, stock certificate number and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other person or entity) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Refusal Right and the Repurchase Option.

8.3 Encumbrances on Option or Shares. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (a) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (b) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party.

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8.4 Restrictions on Transfers. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company’s prior written consent. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares, including but not limited to the Refusal Right, the Market Standoff and the Repurchase Option; and

(c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any state securities laws, and (ii) all appropriate actions necessary for compliance with the registration and qualification requirements of the Securities Act and any state securities laws, or of any exemption from registration or qualification, available thereunder (including Rule 144) have been taken.

Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to the Company’s Refusal Right or the Repurchase Option granted hereunder and the market stand-off provisions of Section 4 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

8.5 Restrictive Legends and Stop-transfer Orders. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by applicable laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL AND THE REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF AGREEMENT, AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF FIRST REFUSAL, THE REPURCHASE RIGHT AND THE MARKET STANDOFF ARE BINDING ON TRANSFEREES OF THESE SHARES.

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THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE TRANSFER OF THE SHARES REPRESENTED HEREBY, AS WELL AS THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF BOTH SUCH AGREEMENTS. A COPY OF SUCH RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT AND VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

9. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT: (a) PURCHASER HAS CONSULTED WITH ANY TAX ADVISER WHO PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

9.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

9.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a [California] income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is a current or former employee of the Company, the Company may be required to withhold from Purchaser’s compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8

9.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

9.3.1 Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. Federal and California income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election described in Section 9.5, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.

9.3.2 Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

9.3.3 Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

9.4 Notice of Disqualifying Disposition of ISO Shares. If the Option is an ISO, and if Purchaser sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Purchaser upon exercise of the Option, Purchaser shall immediately notify the Company in writing of such disposition. Purchaser agrees that Purchaser may be subject to income tax withholding by the Company on the compensation income recognized by Purchaser from the early disposition by payment in cash or out of the current wages or other compensation payable to Purchaser.

9.5 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares that are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days after the purchase of the Unvested Shares electing, pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable), to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. If Purchaser desires to file such an election, a form of 83(b) election is attached to this Exercise Agreement as Exhibit 6. BY PROVIDING THE FORM OF ELECTION, THE COMPANY DOES NOT THEREBY UNDERTAKE TO FILE THE ELECTION FOR PURCHASER, WHICH OBLIGATION TO FILE SHALL REMAIN SOLELY WITH PURCHASER.

10. GENERAL PROVSIONS.

10.1 Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Refusal Right or the Repurchase Option. Neither Purchaser, nor any of Purchaser’s successors and assigns, may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

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10.2 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Exercise Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Exercise Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person; (b) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (c) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Exercise Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: President.”

10.3 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

10.4 Entire Agreement. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

10.5 Severability. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

[Signature Page Follows.]

10

IN WITNESS WHEREOF, the Company has caused this Stock Option Exercise Agreement to be executed by its duly authorized representative, and Purchaser has executed this Stock Option Exercise Agreement, as of the date first set forth above.

TURO INC.		PURCHASER

By:	see eShares/Carta	see eShares/Carta
(Signature)

see eShares/Carta		see eShares/Carta
(Please print name and title)		(Please print name)

Address:		Address: see eShares/Carta
see eShares/Carta

List of Exhibits:

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:	Spouse Consent
Exhibit 3:	Signature Page to the Right of First Refusal and Co-Sale Agreement
Exhibit 4:	Adoption Agreement to the Voting Agreement
Exhibit 5:	Copy of Purchaser’s Check
Exhibit 6:	Form of Election Pursuant to Section 83(b)

11

EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. __________ dated as of ________________, _______, (the “Agreement”), the undersigned hereby sells, assigns and transfers unto ______________________________ ,_____________________ shares of the Common Stock, $0.001 par value per share, of Turo Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: _______________, _____

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Refusal Right” or “Repurchase Option” set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse, if any.

EXHIBIT 2

SPOUSE CONSENT

SPOUSE CONSENT

The undersigned spouse of __________________________ (the “Purchaser”) has read, understands, and hereby approves the Stock Option Exercise Agreement (the “Agreement”) between Purchaser and Turo Inc. (the “Company”). In consideration of the Company granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

❒ Check this box, if Purchaser is not married.

Signature of Purchaser

EXHIBIT 3

SIGNATURE PAGE TO THE RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDER:

Signature:
Name:

EXHIBIT 4

ADOPTION AGREEMENT TO THE VOTING AGREEMENT

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on ___________________, 20___, by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of December 14, 2010, as it may be amended from time to time (the “Voting Agreement”), by and among the Turo Inc. and certain of its Stockholders, as such Voting Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Voting Agreement.

By the execution of this Adoption Agreement, the Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) or options, warrants or other rights to purchase such Stock (the “Options”), for one of the following reasons (Check the correct box):

☐

as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐

as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☑

in accordance with Section 7.1 of the Agreement, as a new party to the Agreement, in which case upon execution of this Adoption Agreement, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

By:	TURO INC.
(Signature)

Address:	By:

Title:

EXHIBIT 5

COPY OF PURCHASER’S CHECK

EXHIBIT 6

FORM OF SECTION 83(B) ELECTION

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (a) regular gross income; (b) alternative minimum taxable income or (c) disqualifying disposition gross income, as the case may be.

1. TAXPAYER’S NAME:
TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.

The property with respect to which the election is made is described as follows: ______________ shares of Common Stock of Turo Inc., a Delaware corporation (the “Company”) which were transferred upon exercise of an option by Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred pursuant to the exercise of the option was ____________________, _____ and this election is made for calendar year _____.

4.

The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_____ per share at the time of exercise of the option.

6.	The amount paid for such shares upon exercise of the option was $_______ per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
	Taxpayer’s	Signature

Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the UK Sub-Plan to the Turo Inc. 2010 Equity Incentive Plan (the “Sub-Plan”). The Sub-Plan is exclusively available to bona fide UK employees and former employees of Turo Inc. or any of its subsidiaries.

UK SUB-PLAN TO THE

TURO INC.

2010 EQUITY INCENTIVE PLAN

Additional terms and conditions for Options received by Participants tax resident in the UK, pursuant to section 4 of the Turo Inc. 2010 Equity Incentive Plan (the “Plan”).

1.	The purpose of this Sub-Plan is to provide incentives for UK Participants (as defined below) through the grant of options over shares of Common Stock of Turo Inc. (the “Company”).

2.

This Sub-Plan shall apply to all UK Participants. In the event that a Participant becomes a UK Participant subsequent to the grant of an Option under the Plan, then such Option shall immediately and automatically be amended in a manner consistent with this Sub-Plan unless otherwise determined by the Committee.

3.	Capitalized terms used in this Sub-Plan are defined in the Plan, subject to the provisions of this Sub-Plan.

4.	References to Incentive Stock Options and Non-qualified Stock Options shall not apply to Options granted under the Sub-Plan.

5.	The Options granted under this Sub-Plan shall be designated as Non-tax advantaged Options.

6.

This Sub-Plan is governed by the Plan and all its provisions shall be identical to those of the Plan SAVE THAT (i) “Sub-Plan” shall be substituted for “Plan” where applicable and (ii) the following provisions shall be as stated in this Sub-Plan in order to accommodate the specific requirements of the laws of England and Wales:

7.	SECTION 3.1 Eligibility.

Section 3.1 shall be amended to read as follows:

“Only Employees shall be eligible for the grant of Options or the direct award or sale of Shares.”

8.	SECTION 9.1 Transferability.

Section 9.1 shall be amended to read as follows:

“Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than on the UK Participant’s death to the UK Participant’s Personal Representative, and may be exercised during the lifetime of the UK Participant, only by the UK Participant.”

9.	SECTION 8.2 Withholding Taxes.

The words “tax liability” and “tax withhold requirements” shall be generally understood to include any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability

10.	SECTION 12. Administration.

A new section 12.5 shall be added as follows:

“No term of the Plan or any Award Agreement shall be construed so as to require the Company or the Committee to grant, or alter the terms of, any Option to a UK Participant so as to confer any “tax-advantaged” status on that Option for United Kingdom tax purposes.”

A new section 12.6 shall be added as follows:

“The Committee may provide in an Award Agreement that the grant, satisfaction or the exercise of an Option (or any portion thereof) or the purchase of Shares, is conditioned upon the UK Participant’s making or refraining from making a Section 431 Election with respect to the Shares acquired pursuant to the grant, satisfaction or exercise of such Option or otherwise. If a UK Participant makes a Section 431 Election in respect of any Shares so acquired, such election shall be made no later than fourteen (14) days from the date of acquisition of the Shares.”

11.	SECTION 14. Definitions.

The following definitions shall be amended to read:

“Plan” means this UK Sub-Plan to the 2010 Equity Incentive Plan.

The following definitions shall be added:

“HMRC” means HM Revenue & Customs.

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Joint Election” means an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992), which has been approved by HMRC for the transfer of the whole of or any liability of the Secondary Contributor for any Secondary NIC Liability.

“Non-tax advantaged Option” shall mean an Option over Shares that is neither an option granted pursuant to a CSOP scheme under Schedule 4 ITEPA nor an enterprise management incentive (EMI) option which meets the requirements of Schedule 5 ITEPA.

“Option Tax Liability” shall mean any liability or obligation of the Company and/or any Subsidiary, including the UK Subsidiary to account (or pay) for income tax (under the United Kingdom withholding system of PAYE (pay as you earn)) or any other taxation provisions and primary class 1 National Insurance Contributions in the United Kingdom to the extent arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the Shares acquired under this Plan.

“Personal Representative” shall mean the personal representative(s) of a UK Participant (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Committee evidence of their appointment as such.

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“Secondary Contributor” shall mean a person or company who has a liability to account (or pay) the Secondary NIC Liability to HMRC.

“Secondary NIC Liability” shall mean any liability to employer’s Class 1 National Insurance Contributions to the extent arising from the grant, exercise, release or cancellation of an Option or arising out of the acquisition, retention and/or disposal of the Shares acquired pursuant to an Option.

“Section 431 Election” shall mean an election made under section 431 of ITEPA.

“Taxable Event” shall mean any occasion on which an Option Tax Liability and/or Secondary NIC Liability arises in connection with an Option or any award of Shares under it, including but not limited to the grant, exercise, release or cancellation of an Option or arising out of the acquisition, retention and/or disposal of the Shares acquired pursuant to an Option or otherwise pursuant to an award of Shares under the Plan.

“UK Participant” means a Participant resident in the United Kingdom for United Kingdom tax purposes, or otherwise within the scope of United Kingdom taxation on employment income as a result of duties performed in the United Kingdom.

“UK Subsidiary” shall mean a Subsidiary which is incorporated in the UK.

3

NO. (see eShares/Carta)

TURO INC.

2010 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

FOR INTERNATIONAL EMPLOYEES

(International, Option Vests)

This Stock Option Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Turo Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2010 Equity Incentive Plan, as amended from time to time (the “Plan”).

Participant’s Name	Total Option Shares	Exercise Price Per Share	Date of Grant	First Vesting Date	Expiration Date
(see eShares/Carta)	(see eShares/Carta)	(see eShares/Carta)	(see eShares/Carta)	(see eShares/Carta)	(see eShares/Carta)

Classification of Participant: (see eShares/Carta)

  [ ] Exempt Employee [ ] Nonexempt Employee [ ] Non-Employee

Type of Stock Option: (see eShares/Carta)

  [ ] Incentive Stock Option

  [ ] Nonqualified Stock Option

1. GRANT OF OPTION. The Company hereby grants to Participant an option (this “Option”) to purchase the total number of shares of Common Stock, $0.001 par value per share, of the Company set forth above as Total Option Shares (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement, the Plan and for any non-U.S. optionees, the additional or replacement terms set forth in the Addendum attached hereto. If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, except that if on the Date of Grant the Participant is not subject to U.S. income tax, then this Option shall be a NQSO. This Option is not transferable.

2. EXERCISE PERIOD. Only Vested Shares may be purchased pursuant to the Exercise Agreement. Shares that are vested pursuant to the schedule set forth in eShares/Carta are “Vested Shares.” Shares that are not vested pursuant to such schedule are “Unvested Shares.” See eShares/Carta for vesting schedule, which will remain in effect until (a) all of the Shares are vested, (b) the Termination Date or (c) vesting otherwise terminates pursuant to this Agreement or the Plan. If application of the vesting schedule in eShares/Carta causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become vested for the full remainder of the Shares. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 4 below in accordance with Section 4.6 of the Plan.

3. MANNER OF EXERCISE. To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Agreement in the form attached hereto as Exhibit A (the “Exercise Agreement”). In the event Participant’s exercise of this Option results in Participant holding Shares constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged) (a “1% Holder”), then Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must also deliver to the Company (i) an executed signature page to the Right of First Refusal and Co-Sale Agreement (the “Right of First Refusal and Co-Sale Agreement”) in the form attached to the Stock Option Exercise Agreement as Exhibit 3 and (ii) an executed Adoption Agreement to the Voting Agreement (the “Voting Agreement”) in the form attached to the Stock Option Exercise Agreement as Exhibit 4, or each in such other form as may be approved by the Committee from time to time. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant. The Option may not be exercised unless such exercise is in compliance with all applicable foreign, U.S. federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

4. TERMINATION.

4.1 Termination for Any Reason Except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond three (3) months after the Termination Date will be deemed the exercise of an NQSO.

4.2 Termination Because of Death or Disability. If Participant is Terminated because of Participant’s death or Disability (or Participant dies within three (3) months after Termination when Termination is for any reason other than Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (b) twelve (12) months after the Termination Date when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, will be deemed to be the exercise of an NQSO.

4.3 Termination for Cause. If the Participant is terminated for Cause, Participant’s Options shall expire on the Termination Date, or at such later time and on such conditions as are determined by the Committee.

5. TAX WITHHOLDING. As a condition to the exercise of the Option and as further set forth in Section 6 of this Agreement, Participant agrees to make adequate provision for any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Option and Participant’s participation in the Plan and legally applicable to Participant (the “Tax-Related Items”).

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6. RESPONSIBILITY FOR TAXES. Prior to the Issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable foreign, federal, state and local withholding obligations of the Company or, if different, Participant’s employer (the “Employer”). Participant acknowledges that, regardless of any action taken by the Employer or the Company (or any Subsidiary or Parent or Affiliate of the Company), the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company, the Employer or any Subsidiary, Parent or Affiliate. Participant further acknowledges that the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, as applicable, Participant acknowledges that the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company, the Employer or any Subsidiary, Parent or Affiliate to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by withholding from: (i) a cash payment paid by the Participant; (ii) Participant’s wages or other cash compensation paid to Participant, (iii) proceeds of the sale of Shares acquired at exercise of the Option either through a cashless exercise (provided that a public market for the Common Stock exists) or other voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent; and/or (iv) if approved by the Committee, the Shares to be issued upon exercise having a Fair Market Value equal to the minimum amount of Tax-Related Items required to be withheld. If the Company withholds or accounts for Tax-Related Items by withholding from the proceeds of the sale of Shares, the Company may consider and apply the maximum applicable rate in the applicable country, in which case Participant will receive a refund of any over-withheld amount in cash. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. Finally, the Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

7. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, this Agreement and the Exercise Agreement are intended to comply with Section 25102(o) and any regulations relating thereto. Any provision of this Agreement or the Exercise Agreement that is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply therewith.

8. NON-US PARTICIPANTS. Participant understands that to the extent that his or her employment contract is not subject to the laws of the United States and to the extent his or her income is not subject to the tax laws of the United States references in this Agreement to the laws of the United States may not apply. In the event that the employment contract of Participant is not subject to the laws of the United States the classification of Participant in the caption of this Agreement is not applicable.

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9. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement, the Addendum, the Exercise Agreement, the Plan, and, if the Participant is a 1% Holder, the Right of First Refusal and Co-Sale Agreement and the Voting Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

10. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan, this Agreement, the Addendum and the Exercise Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of therein. The Exercise Price has been determined by the Committee based upon the best evidence available to the Committee and is intended to equal the Fair Market Value of the Shares as of the date of grant, or in some cases 110% of Fair Market Value, as required by the Code. However, the tax treatment of this Option is not guaranteed. Neither the Company, the Committee nor any of their designees shall be liable for any taxes, penalties or other monetary amounts owed by any Participant, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, any Award, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority. By accepting this Option, Participant acknowledges and agrees to the foregoing. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

11. ADDENDUM. Notwithstanding any provisions in this Agreement, this Option shall be subject to any special terms and conditions set forth in the Addendum for Country-Specific Terms and Conditions to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement.

12. EXECUTION. This Agreement and the Exercise Agreement may be entered into in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. This Agreement and the Exercise Agreement may be executed and delivered by facsimile and, upon such delivery, the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed by its duly authorized representative and Participant has executed this Stock Option Agreement, effective as of the Date of Grant.

TURO INC.	PARTICIPANT

By: see eShares/Carta	see eShares/Carta
(Signature)

see eShares/Carta	see eShares/Carta
(Please print name and title)	(Please print name)
Address:	Address: see eShares/Carta

ACKNOWLEDGEMENT OF RECEIPT: Participant hereby acknowledges receipt of a copy of the Plan, this Agreement, the Addendum and the Exercise Agreement.

PARTICIPANT

see eShares/Carta
(Signature)
see eShares/Carta
(Please print name)

Address: see eShares/Carta

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ADDENDUM

COUNTRY-SPECIFIC TERMS AND CONDITIONS

FOR OPTIONEES OUTSIDE THE U.S.

Terms and Conditions

This Addendum includes additional terms and conditions that govern the Option granted to Participant under the Plan if Participant resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Addendum is attached.

If Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant. References to Participant’s Employer shall include any entity that engages Participant’s services.

In accepting this Option, Participant acknowledges, understands and agrees that:

Data Privacy. Participant hereby explicitly and unambiguously consent to the collection, processing, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other award materials by and among, as applicable, the Company, or, if different, Participant’s employer (the “Employer”), and its Subsidiaries, Parent or Affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Company Common Stock or directorships held in the Company, details of all awards or any other entitlement to shares of Company Common Stock granted, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to any third parties assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

Regulation S Representations and Restrictions. If the Participant’s address is an address located outside of the United States, the Participant makes the following additional representations, warranties and agreements:

(a) Non-US. Participant is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Participant was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Participant is not acquiring the Shares for the account or benefit of any U.S. Person;

(b) No Offer or Sale. Participant will not, during the Restricted Period applicable to the Shares set forth in the legend set forth below (the “Restricted Period”) and to any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and

(c) Registration or Exemption. Participant will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.

(d) No Transfer in Violation of Restrictions; Legend. Participant acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of these restrictions. Participant acknowledges and agrees that the certificates evidencing the Shares will bear the legend set forth below (in addition to any other legend required by applicable U.S. federal, state or foreign securities laws or provided in any other agreement with the Company:

(e) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. PARTICIPANTS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING

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TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

In accepting this Option, Participant also acknowledges, understands and agrees that:

•	the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

•

the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

•	all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

•

the Option grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Subsidiary or Parent or Affiliate of the Company and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent or Affiliate of the Company, as applicable, to terminate Participant;

•	Participant is voluntarily participating in the Plan;

•	the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

•

the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

•	the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

•	if the underlying Shares do not increase in value, the Option will have no value;

•	if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

•

no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the Termination of Participant’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any of its Parent, Subsidiaries,

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Affiliates, or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any of its Parent, Subsidiaries, Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

•

for purposes of the Option, Participant’s service will be considered Terminated as of the date Participant is no longer actively providing services to the Company or any of its Parent, Subsidiaries, or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s service will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence;

•

unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

•	the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and

•

neither the Company, the Employer nor any the Company or any Subsidiary or Parent or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

Notifications

This Addendum also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is provided solely for the convenience of Participant and is based on the securities, exchange control and other laws in effect in the respective countries as of April 2017. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests in or exercises this Option or sells any exercised Shares.

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In addition, the information contained in this Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.

CANADA

Terms and Conditions

Manner of Exercising Option. The following provision supplements Section 3 of the Agreement:

Due to regulatory requirements, Participant is prohibited from surrendering certificates for Shares that Participant already owns to pay the Exercise Price or any tax-related items in connection with the exercise of his or her Shares.

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Employer, the Company and Parent, Subsidiaries and Affiliates and the administrator of the Plan to disclose and discuss the Plan with their advisors. Participant further authorizes the Employer to record such information and to keep such information in Participant’s employee file.

Language Consent. The following provisions will apply if Participant is a resident of Quebec:

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

GERMANY

Notifications

Data Privacy. The following provision replaces the section entitled “Data Privacy” of this Addendum:

To the satisfaction and on the direction of the Board, all operations of the Plan and this Option (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure:

(a)          the reasonable freedom of the Company, or, if different, Participant’s employer (the “Employer”), and any Parent or Subsidiary (together, the “Group”), as appropriate, to operate the Plan and for connected purposes; and

(b)         compliance with the data protection requirements applicable from time to time, including, without limitation:

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i. the Data Protection Act 1998;

ii. Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016 (the “GDPR”); and

iii. the Group’s relevant policies and practices.

The above shall include, and other provision may also be made as the Board decides:

(a)         the collection, use, processing and transfer of Participant’s Data by any member of the Group or any Affiliate or third parties in connection with the implementation, administration and management of the Plan;

(b)         the transfer of Participant’s Data amongst themselves by members of the Group or any Affiliate or third parties in connection with the implementation, administration and management of the Plan;

(c)         the use of such Data by any such person for any appropriate purpose; and

(d)         as reasonably necessary, the transfer to and retention of Participant’s Data by third parties in connection with the implementation, administration and management of the Plan (whether or not any such third party is situated outside the European Economic Area) for or in connection with any appropriate purpose, on such terms and by such means as may be required by applicable data protection law and guidance.

Further information, disclosures or other measures in respect of Data and Participant’s participation in the Plan may be notified to Participant in future, as may be required.

“Data” for these purposes includes, but is not limited to Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all stock options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor and any other personal information which could identify Participant.

Exchange Control Notification. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If Participant makes or receives a payment in excess of this amount in connection with Participant’s participation in the Plan, Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

UNITED KINGDOM

Terms and Conditions

Option is Not HMRC Approved Option. This Option is granted outside of any Company HM Revenue and Customs (“HMRC”) approved option plan and is not eligible for special tax treatment.

Responsibility for Tax and National Insurance Contributions Acknowledgment. The following provisions supplement the Agreement:

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Tax Withholding. Participant hereby agrees to indemnify and keep indemnified the Employer, the Company and Parent, Subsidiaries and Affiliates in respect of any and all income tax, employee’s primary Class 1 and Employer’s secondary Class 1 national insurance contributions arising on exercise or vesting of or any other dealing in the Option for which the Employer is required to account to HMRC. Participant agrees to make such arrangements satisfactory to the Company to pay those liabilities including as a condition of exercise, if so required by the Company, entering into an election jointly with Participant’s Employer electing that the Employer’s liability for national insurance contributions arising in respect of the Option be transferred to Participant on the terms set out in the election and approved by HMRC.

Participant agrees that, if Participant does not pay or the Employer or the Company does not withhold from Participant the full amount of Tax-Related Items that Participant owes at exercise of the Option, or the release or assignment of the Option for consideration, or the receipt of any other benefit in connection with the Option (the “Taxable Event”) within 90 days after the end of the tax year in which Taxable Event occurred, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”), then the amount that should have been withheld shall constitute a loan owed by Participant to the Employer, effective 90 days after the end of the tax year in which the Taxable Event occurred. Participant agrees that the loan will bear interest at HMRC’s official rate and will be immediately due and repayable by Participant, and the Company and/or the Employer may recover it at any time thereafter by withholding the funds from salary, bonus or any other funds due to Participant by the Employer, by withholding in Shares issued upon exercise of the Option or from the cash proceeds from the sale of Shares or by demanding cash or a cheque from Participant. Participant also authorizes the Company to delay the issuance of any Shares unless and until the loan is repaid in full.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax due as described above. In the event that Participant is a director or executive officer and the income tax is not collected from or paid by Participant by the Due Date, the amount of any uncollected tax will constitute a benefit to Participant on which additional income tax and National Insurance Contributions (“NICs”) will be payable. Participant acknowledges that the Company or the Employer may recover any such additional income tax and NICs at any time thereafter by any of the means referred to in the Agreement. Participant will also be responsible for reporting and paying any income tax and NICs due on this additional benefit directly to HMRC under the self-assessment regime.

Section 431 Election. Participant agrees if so required by the Company and as a condition of exercise of the Option that in the event that the Company’s shares are considered to be “restricted securities” for the purposes of the UK tax legislation, Participant will enter into an election pursuant to section 431 ITEPA, jointly with Employer electing that the market value of the Shares acquired on exercise of the Option be calculated as though such Shares were not “restricted securities.” If Participant is required to but does not enter into such an election prior to the exercise of the Option, Participant will not be entitled to exercise the Option and no Shares will be issued to Participant, without any liability to the Company or Participant’s employer. If the Participant exercises the Options at a time when the Shares are considered to be “readily convertible assets” and are publicly traded, quoted or listed on a recognized exchange or securities market, Participant shall not be required to enter into such an Election as a condition of participation in the Plan and the exercise of the Option.

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EXHIBIT A

FORM OF STOCK OPTION EXERCISE AGREEMENT

No. (see eShares/Carta)

TURO INC.

2010 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

This Stock Option Exercise Agreement (the “Exercise Agreement”) is made and entered into as of (see eShares/Carta) by and between Turo Inc., a Delaware corporation (the “Company”), and the purchaser named below (the “Purchaser”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2010 Equity Incentive Plan, as amended from time to time (the “Plan”).

Name of Purchaser	Social Security Number	Total Number of Shares	Exercise Price Per Share	Date of Grant	ISO/ NQSO
(see eShares/Carta)	(see eShares/Carta)	(see eShares/Carta)	(see eShares/Carta)	(see eShares/Carta)	(see eShares/Carta)

1. EXERCISE OF OPTION.

1.1 Agreement to Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the “Shares”) of the Company’s Common Stock, $0.001 par value per share, at the Exercise Price Per Share set forth above (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

1.2 Payment. Purchaser hereby delivers payment of the Exercise Price in the form of payment as follows, availability of which is subject to the Addendum for Country-Specific Terms and Conditions attached to the Stock Option Agreement for Purchaser’s country (check and complete as appropriate):

[X]	in cash (by check) in the amount of (see eShares/Carta), receipt of which is acknowledged by the Company.

[ ]	by cancellation of indebtedness of the Company currently owed to Purchaser in the amount of $_______________.

[ ]	by the waiver hereby of compensation due or accrued for services previously rendered to the Company in the amount of $_________.

[ ]

provided that a public market for the Company’s stock exists and subject to compliance with applicable law and solely in the discretion of the Committee: (a) through a “same day sale” commitment from Purchaser and broker-dealer whereby Purchaser irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (b) through a “margin” commitment from Purchaser and a broker-dealer whereby Purchaser irrevocably elects to exercise the Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the broker-dealer in the amount of the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

2. DELIVERIES.

2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company at its principal executive offices, Attn: President: (a) this completed and executed Exercise Agreement, (b) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto, both executed by Purchaser and Purchaser’s spouse, if any (the “Stock Powers”), (c) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto, executed by Purchaser’s spouse (the “Spouse Consent”), (d) if Purchaser is a 1% Holder (as defined below), an executed signature page to the Right of First Refusal and Co-Sale Agreement, dated as of March 13, 2018, as it may be amended from time to time (the “Co-Sale Agreement”), in the form of Exhibit 3 attached hereto, (e) if Purchaser is a 1% Holder, the completed and executed Adoption Agreement to the Voting Agreement, dated as of March 13, 2018, as it may be amended from time to time (the “Voting Agreement”), in the form of Exhibit 4 attached hereto (the “Voting Agreement Adoption”) and (f) the Exercise Price and payment or other provision for any applicable tax obligations (if paid by check, a copy of such check shall be attached hereto as Exhibit 5). For purposes of this Exercise Agreement, Purchaser shall be a “1% Holder” if Purchaser holds equity, or, by reason of Purchaser’s exercise of the Option, will hold equity, constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged).

2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser or, if applicable, Purchaser’s estate, to be placed in escrow as provided in Section 7.2 of this Exercise Agreement and in the Co-Sale Agreement, until the expiration or termination of (a) the Company’s right of first refusal described in Section 5 of this Exercise Agreement and in the Co-Sale Agreement and (b) the Investors’ (as defined in the Co-Sale Agreement) secondary right of first refusal (the “Secondary Refusal Right”) described in the Co-Sale Agreement.

2.3 Tax Withholding. As a condition to the exercise of the Option, Purchaser agrees to make adequate provision for any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Option and Purchaser’s participation in the Plan and legally applicable to Purchaser, as further set forth in the Stock Option Agreement, as well as the Addendum attached thereto, that govern the Option.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company as follows.

3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, as well as the Addendum attached thereto, has read and understands the terms of the Plan, the Stock Option Agreement, the Addendum and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

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3.2 Shares Not Registered or Qualified. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act, or with any securities regulatory agency administering any other securities laws, and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

3.3 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

3.4 SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 4 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144 which permits certain limited sales of unregistered securities. Rule 144 is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that use of a promissory note as payment for the Shares may not be deemed to be “full payment of the purchase price” within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

4. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Further, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news, or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, if required by the underwriters or the Company, the restrictions imposed by this Section 4 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred fifteen (215) days after the effective date of the registration statement. For purposes of this Section 4, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing and that such underwriters are express third party beneficiaries of this Section 4.

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5. COMPANY’S REFUSAL RIGHT. Before any Shares held by Purchaser or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Refusal Right”).

5.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (a) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Refusal Right at the Offered Price as provided for in this Exercise Agreement.

5.2 Exercise of Refusal Right. At any time within thirty (30) days after the date the Notice is effective pursuant to Section 9.2, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

5.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

5.4 Payment. The purchase price for the Offered Shares will be paid, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

5.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the right of first refusal before any Shares held by the Holder may be sold or otherwise transferred.

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5.6 Exempt Transfers. Notwithstanding the foregoing, the following transfers of Shares will be exempt from the Refusal Right: (a) the transfer of any or all of the Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee agrees in a writing satisfactory to the Company that the provisions of this Section 5 will continue to apply to the transferred Shares in the hands of such transferee; (b) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities (except that, subject to Section 5.7, unless the agreement of merger or consolidation expressly otherwise provides, the Refusal Right will continue to apply thereafter to such Shares, in which case the surviving entity of such merger or consolidation shall succeed to the rights of the Company under this Section 5); or (c) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse or spousal equivalent, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse or spousal equivalent, or the spouse of any of the above. A person registered with the state of his or her residence as a same-sex domestic partner or a person deemed to be a spousal equivalent for whom the following circumstances are true: (a) irrespective of whether or not the Purchaser and the spousal equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (b) they intend to remain so indefinitely, (c) neither are married to anyone else, (d) both are at least 18 years of age and mentally competent to consent to contract, (e) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (f) they are jointly responsible for each other’s common welfare and financial obligations, and (g) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

5.7 Termination of Refusal Right. The Refusal Right will terminate as to all Shares (a) on the effective date of the first sale of Common Stock of the Company to the public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (b) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities if the common stock of the surviving entity or any direct or indirect parent entity thereof is registered under the Securities Exchange Act of 1934, as amended.

6. ADOPTION OF PREEXISTING FINANCING AGREEMENTS

6.1 Purchaser agrees, as a condition to the receipt of the Shares upon exercise of the Option, to execute and deliver the signature page to the Co-Sale Agreement, as a result of which the Purchaser shall become a party to and become bound by the Co-Sale Agreement as a Key Holder (as defined therein), until the termination of such Co-Sale Agreement in accordance with its terms; provided, however, that Purchaser is not required to comply with this Section 6.1 if Purchaser is not a 1% Holder.

6.2 Purchaser agrees, as a condition to the receipt of the Shares upon exercise of the Option, to execute and deliver the Voting Agreement Adoption, as a result of which the Purchaser shall become a party to and become bound by the Voting Agreement as a Key Holder (as defined therein) or Stockholder (as defined therein), until the termination of such Voting Agreement in accordance with its terms; provided, however, that Purchaser is not required to comply with this Section 6.2 if Purchaser is not a 1% Holder.

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7. ADDITIONAL RESTRICTIONS UPON SHARE OWNERSHIP OR TRANSFER.

7.1 Rights as a Stockholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Refusal Right or the Investors exercise their Secondary Refusal Right. Upon exercise of the Refusal Right or Secondary Refusal Right, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

7.2 Escrow. As security for Purchaser’s faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon issuance of the stock certificate(s) evidencing the Shares, to consent to the delivery of such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date, name of transferee, stock certificate number and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other person or entity) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of the Refusal Right or the Secondary Refusal Right.

7.3 Encumbrances on Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (a) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (b) the provisions of this Section will continue to apply to such Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

7.4 Restrictions on Transfers. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares, including but not limited to the Refusal Right, the Market Standoff and the Secondary Refusal Right; and

(c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable securities laws, and (ii) all appropriate actions necessary for compliance with the registration and qualification requirements of the Securities Act and any applicable securities laws, or of any exemption from registration or qualification, available thereunder (including Rule 144) have been taken.

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Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to the Company’s Refusal Right granted in Section 5 hereof, the market stand-off provisions of Section 4 hereof and the terms of the Co-Sale Agreement and the Voting Agreement, to the same extent such Shares would be so subject if retained by the Purchaser.

7.5 Restrictive Legends and Stop-Transfer Orders. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by applicable laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE REFUSAL RIGHT HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF AGREEMENT, AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE REFUSAL RIGHT AND THE MARKET STANDOFF ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE TRANSFER OF THE SHARES REPRESENTED HEREBY, AS WELL AS THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF BOTH SUCH AGREEMENTS. A COPY OF SUCH RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT AND VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

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Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

8. TAX ADVICE. PURCHASER SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH THE PURCHASER RESIDES OR IS SUBJECT TO TAXATION BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES. Purchaser has obtained any necessary advice from an appropriate independent professional adviser in relation to the taxation and social contributions or taxation implications of the grant, exercise, assignment, release, cancellation or any other disposal of this Option pursuant to the Plan and on any subsequent sale of the Shares. In signing and returning this Agreement, the Purchaser is confirming that appropriate advice has been sought from an independent adviser. The Company has not made any representation regarding applicable taxation implications.

9. GENERAL PROVSIONS.

9.1 Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Refusal Right. Neither Purchaser, nor any of Purchaser’s successors and assigns, may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

9.2 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Exercise Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Exercise Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person; (b) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (c) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Exercise Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: President.”

9.3 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

9.4 Entire Agreement. The Plan, the Stock Option Agreement, the Addendum, the Exercise Agreement, and, if the Purchaser is a 1% Holder, the Co-Sale Agreement and the Voting Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

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9.5 Severability. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the Company has caused this Stock Option Exercise Agreement to be executed by its duly authorized representative, and Purchaser has executed this Stock Option Exercise Agreement, as of the date first set forth above.

TURO INC.		PURCHASER

By:	see eShares/Carta	see eShares/Carta
(Signature)

see eShares/Carta		see eShares/Carta
(Please print name and title)		(Please print name)

Address:		Address: see eShares/Carta

List of Exhibits:

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:	Spouse Consent
Exhibit 3:	Signature Page to the Right of First Refusal and Co-Sale Agreement
Exhibit 4:	Adoption Agreement to the Voting Agreement
Exhibit 5:	Copy of Purchaser’s Check

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EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of ________________, _______, (the “Agreement”), the undersigned hereby sells, assigns and transfers unto ____________________________ ,_____________________ __________________________________________________ shares of the Common Stock, $0.001 par value per share, of Turo Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: _______________, _____

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Refusal Right” set forth in the Exercise Agreement and/or to enable the Investors to acquire the shares and to exercise their Secondary Refusal Right without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse, if any.

EXHIBIT 2

SPOUSE CONSENT

SPOUSE CONSENT

The undersigned spouse of ______________________________ (the “Purchaser”) has read, understands, and hereby approves the Stock Option Exercise Agreement (the “Agreement”) between Purchaser and Turo Inc., a Delaware corporation (the “Company”). In consideration of the Company granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

❒	Check this box, if Purchaser is not married.

Signature of Purchaser

EXHIBIT 3

SIGNATURE PAGE TO THE RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Right of First Refusal and Co-Sale Agreement as of ___________________.

KEY HOLDER:

Signature:

Name:

EXHIBIT 4

ADOPTION AGREEMENT TO THE VOTING AGREEMENT

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on ___________________, 20___, by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of March 13, 2018, as it may be amended from time to time (the “Voting Agreement”), by and among the Turo Inc. and certain of its Stockholders, as such Voting Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Voting Agreement.

By the execution of this Adoption Agreement, the Holder agrees as follows:

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) or options, warrants or other rights to purchase such Stock (the “Options”), for one of the following reasons (Check the correct box):

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as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

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as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

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in accordance with Section 7.1 of the Agreement, as a new party to the Agreement, in which case upon execution of this Adoption Agreement, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

By:	TURO INC.

(Signature)

Address:	By:

Name:

Title:

EXHIBIT 5

COPY OF PURCHASER’S CHECK